                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

TO THE SHAREHOLDERS OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND:


     Notice is hereby given of a Special Meeting of the Shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset") to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:


1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Dean Witter Global Asset and Dean Witter Strategist Fund ("Dean Witter Strategist"), pursuant to which substantially all of the assets of Dean Witter Global Asset would be combined with those of Dean Witter Strategist and shareholders of Dean Witter Global Asset would become shareholders of Dean Witter Strategist receiving shares of Dean Witter Strategist with a value equal to the value of their holdings in Dean Witter Global Asset (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF DEAN WITTER GLOBAL ASSET RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                         By Order of the Board of Trustees,

                                         Barry Fink,
                                         Secretary


June 8, 1998


YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

                          DEAN WITTER STRATEGIST FUND

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                          DEAN WITTER STRATEGIST FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset") in connection with an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Dean Witter Global Asset will be combined with those of Dean Witter Strategist Fund ("Dean Witter Strategist") in exchange for shares of Dean Witter Strategist. As a result of this transaction, shareholders of Dean Witter Global Asset will become shareholders of Dean Witter Strategist and will receive shares of Dean Witter Strategist with a value equal to the value of their holdings in Dean Witter Global Asset. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Dean Witter Global Asset and Dean Witter Strategist, attached hereto as Exhibit A. The address of Dean Witter Global Asset is that of Dean Witter Strategist set forth above. This Proxy Statement also constitutes a Prospectus of Dean Witter Strategist, which is dated June 3, 1998, filed by Dean Witter Strategist with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     Dean Witter Strategist is an open-end non-diversified management investment company whose investment objective is to maximize total return on its investments. The fund seeks to achieve its objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.


     This Proxy Statement and Prospectus sets forth concisely information about Dean Witter Strategist that shareholders of Dean Witter Global Asset should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dean Witter Strategist dated September 26, 1997, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dean Witter Strategist's Annual Report for the fiscal year ended July 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended January 31, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated June 3, 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Dean Witter Global Asset's Prospectus, dated March 2, 1998, and Annual Report for its fiscal year ended January 31, 1998. Such documents are available without charge by calling (212) 392-2550 or (800) 526-3143 (TOLL
FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


           THIS PROXY STATEMENT AND PROSPECTUS IS DATED JUNE 3, 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
     General................................................    1
     Record Date; Share Information.........................    1
     Proxies................................................    2
     Expenses of Solicitation...............................    3
     Vote Required..........................................    3
SYNOPSIS....................................................    3
     The Reorganization.....................................    4
     Fee Table..............................................    4
     Hypothetical Expenses..................................    7
     Tax Consequences of the Reorganization.................    8
     Comparison of Dean Witter Global Asset and Dean Witter
      Strategist............................................    8
PRINCIPAL RISK FACTORS......................................   11
THE REORGANIZATION..........................................   12
     The Proposal...........................................   12
     The Board's Consideration..............................   13
     The Reorganization Agreement...........................   14
     Tax Aspects of the Reorganization......................   15
     Description of Shares..................................   17
     Capitalization Table (unaudited).......................   17
     Appraisal Rights.......................................   17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................   18
     Investment Objectives and Policies.....................   18
     Investment Restrictions................................   20
ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL ASSET AND
  DEAN WITTER STRATEGIST....................................   20
     General................................................   20
     Financial Information..................................   20
     Management.............................................   20
     Description of Securities and Shareholder Inquiries....   21
     Dividends, Distributions and Taxes.....................   21
     Purchases, Repurchases and Redemptions.................   21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................   21
FINANCIAL STATEMENTS AND EXPERTS............................   21
LEGAL MATTERS...............................................   21
AVAILABLE INFORMATION.......................................   21
OTHER BUSINESS..............................................   22
Exhibit A - Agreement and Plan of Reorganization, dated
  April 30, 1998, by and between Dean Witter Global Asset
  and Dean Witter Strategist................................  A-1

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                         ------------------------------

                         PROXY STATEMENT AND PROSPECTUS

                         ------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998

                                  INTRODUCTION

GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Dean Witter Global Asset (the "Board") of proxies to be used at the Special Meeting of Shareholders of Dean Witter Global Asset to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about June 8, 1998.


     At the Meeting, Dean Witter Global Asset shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Dean Witter Global Asset and Dean Witter Strategist Fund ("Dean Witter Strategist") pursuant to which substantially all of the assets of Dean Witter Global Asset will be combined with those of Dean Witter Strategist in exchange for shares of Dean Witter Strategist. As a result of this transaction, Shareholders will become shareholders of Dean Witter Strategist and will receive shares of Dean Witter Strategist equal to the value of their holdings in Dean Witter Global Asset on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter Global Asset will receive Class A, Class B, Class C and Class D shares of Dean Witter Strategist, respectively. The shares to be issued by Dean Witter Strategist pursuant to the Reorganization (the "Dean Witter Strategist Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dean Witter Strategist is set forth herein and in Dean Witter Strategist's current Prospectus, dated September 26, 1997 ("Dean Witter Strategist's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Dean Witter Global Asset contained herein has been supplied by Dean Witter Global Asset and the information concerning Dean Witter Strategist contained herein has been supplied by Dean Witter Strategist.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 4,066,249.623 shares of Dean Witter Global Asset issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.



     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Dean Witter Global Asset as of the Record Date: Class A -- Beatus Pension Trust, BL Beatus MD Trustee, 55 Humphreys Center, Suite 300, Memphis, TN 38120-2353 (13,115.8 shares); Morgan Stanley Dean Witter Trust FSB, Trustee for Louise Mullins Hamer, for benefit of Virginia L. Morgenroth, P.O. Box 503, Jersey City, NJ 07311 (2,075.4 shares); Morgan Stanley Dean Witter Trust FSB, Trustee for Mortimer R. Platt IV, for benefit of John H. Platt, P.O. Box 503, Jersey City, NJ 07311 (7,036.7 shares). Class C -- Dean Witter InterCapital Inc., Attn: Maurice Bendrihem, 2 World Trade Center, New York, NY 10048-0230 (813.3 shares); Donald F. Griffone Sr. Trustee, Donald F. Griffone Living Trust, 5521 Washington Street, Downers Grove, IL 60516-1328 (1,683.3 shares); James Piccione, 1040 Aberdeen, Inverness, IL 60067 (8,058 shares). Class D -- Dean Witter InterCapital Inc., Attn: Maurice Bendrihem, 2 World Trade Center, New York, NY 10048-0230 (813.2 shares); David R. Dyroff, 15 Woodoaks Trail, Ladue, MO 63124-1159 (1,067.4 shares). As of the Record Date, the trustees and officers of Dean Witter Global Asset, as a group, owned less than 1% of the outstanding shares of Dean Witter Global Asset.



     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Dean Witter Strategist as of the Record Date: Class A -- Morgan Stanley Dean Witter Trust FSB as Trustee for Fenner Inc. (130,475.4 shares) and as Trustee for West Coast Beauty Supply Co. Retirement Savings Plan (78,244.5 shares), P.O. Box 957, Jersey City, NJ 07303-0957. Class C -- Smith Mullin P.C., Attn: Nancy Erika Smith or Neil Mullin, 240 Claremont Avenue, Montclair, NJ 07042-2830 (38,808.5 shares). Class D -- MAC & Co, Mellon Bank N.A. Mutual Funds, P.O. Box 3198, Pittsburgh, PA 15230-3198 (1,209,475.7 shares); Morgan Stanley Dean Witter Trust FSB as Trustee for Pizzagalli Construction, P.O. Box 957, Jersey City, NJ 07303-0957 (360,612.6 shares). As of the Record Date, the trustees and officers of Dean Witter Strategist, as a group, owned less than 1% of the outstanding shares of Dean Witter Strategist.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Dean Witter Global Asset at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Dean Witter Global Asset present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter Global Asset which expenses are expected to approximate $78,000. Dean Witter Global Asset and Dean Witter Strategist will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Dean Witter Global Asset, and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     MSDW Trust, an affiliate of InterCapital, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Dean Witter Global Asset has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Dean Witter Global Asset represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Dean Witter Global Asset will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and The Reorganization

Agreement in their entirety and, in particular, Dean Witter Strategist's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Dean Witter Global Asset, subject to stated liabilities, to Dean Witter Strategist in exchange for the Dean Witter Strategist Shares. The aggregate net asset value of the Dean Witter Strategist Shares issued in the exchange will equal the aggregate value of the net assets of Dean Witter Global Asset received by Dean Witter Strategist . On or after the closing date scheduled for the Reorganization (the "Closing Date"), Dean Witter Global Asset will distribute the Dean Witter Strategist Shares received by Dean Witter Global Asset to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Dean Witter Global Asset and Dean Witter Global Asset will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dean Witter Strategist Shares equal in value to such Shareholder's pro rata interest in the net assets of Dean Witter Global Asset transferred to Dean Witter Strategist. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter Global Asset will become holders of Class A, Class B, Class C and Class D shares of Dean Witter Strategist, respectively. Shareholders holding their shares of Dean Witter Global Asset in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Strategist Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF DEAN WITTER GLOBAL ASSET ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF DEAN WITTER GLOBAL ASSET AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     Dean Witter Global Asset and Dean Witter Strategist each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of Dean Witter Global Asset and Dean Witter Strategist began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of Dean Witter Global Asset incurred during the fund's fiscal year ended January 31, 1998 adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. With respect to Dean Witter Strategist, the table sets forth expenses and fees based on the fund's July 31, 1997 fiscal year end, adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (Dean Witter Strategist) reflecting what the fee schedule would have been on January 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFERING PRICE)
Class A.....................................................     5.25%(1)       5.25%(1)     5.25%(1)
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A PERCENTAGE OF
THE LESSER OF ORIGINAL PURCHASE PRICE OR REDEMPTION
PROCEEDS)
Class A.....................................................      none(2)        none(2)      none(2)
Class B.....................................................     5.00%(3)       5.00%(3)     5.00%(3)
Class C.....................................................     1.00%(4)       1.00%(4)     1.00%(4)
Class D.....................................................      none           none         none
REDEMPTION FEES
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none
EXCHANGE FEE
Class A.....................................................      none           none         none
Class B.....................................................      none           none         none
Class C.....................................................      none           none         none
Class D.....................................................      none           none         none

Annual Fund Operating Expenses As a Percentage of Average Net Assets

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
MANAGEMENT AND ADVISORY FEE
Class A.....................................................     1.00%          0.56%        0.55%(5)
Class B.....................................................     1.00%          0.56%        0.55%(5)
Class C.....................................................     1.00%          0.56%        0.55%(5)
Class D.....................................................     1.00%          0.56%        0.55%(5)
12b-1 FEES(6)(7)(8)
Class A.....................................................     0.25%          0.25%        0.25%
Class B.....................................................     0.94%          0.90%(8)     0.90%
Class C.....................................................     1.00%          1.00%        1.00%
Class D.....................................................      none           none         none

                                                              DEAN WITTER    DEAN WITTER   PRO FORMA
                                                              GLOBAL ASSET   STRATEGIST    COMBINED
                                                              ------------   -----------   ---------
OTHER EXPENSES
Class A.....................................................     0.71%          0.11%        0.12%
Class B.....................................................     0.71%          0.11%        0.12%
Class C.....................................................     0.71%          0.11%        0.12%
Class D.....................................................     0.71%          0.11%        0.12%
TOTAL FUND OPERATING EXPENSES
Class A.....................................................     1.96%          0.92%        0.92%
Class B.....................................................     2.65%          1.57%        1.57%
Class C.....................................................     2.71%          1.67%        1.67%
Class D.....................................................     1.71%          0.67%        0.67%

---------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of Dean Witter Strategist obtained by the effect of having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon Dean Witter Global Asset's average net assets for the year ended January 31, 1998 and Dean Witter Strategist's average net assets for the twelve months ended January 31, 1998, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(8) The 12b-1 fee has been restated to reflect what the fee would have been if the shares that were designated Class D shares on July 28, 1997 had not been included in Dean Witter Strategist during the fiscal year ended July 31, 1997. The actual 12b-1 fee was 0.89%.

HYPOTHETICAL EXPENSES

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Dean Witter Global Asset or Dean Witter Strategist or the new combined fund (Dean Witter Strategist), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Dean Witter Global Asset
     Class A...............................................   $71      $111      $153       $269
     Class B...............................................   $77      $112      $161       $298
     Class C...............................................   $37      $ 84      $143       $304
     Class D...............................................   $17      $ 54      $ 93       $202
Dean Witter Strategist
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $66      $ 80      $106       $187
     Class C...............................................   $27      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83
Pro Forma Combined
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $66      $ 80      $106       $187
     Class C...............................................   $27      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83

If such investment was not redeemed, the investor would incur the following expenses:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Dean Witter Global Asset
     Class A...............................................   $71      $111      $153       $269
     Class B...............................................   $27      $ 82      $141       $298
     Class C...............................................   $27      $ 84      $143       $304
     Class D...............................................   $17      $ 54      $ 93       $202
Dean Witter Strategist
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $16      $ 50      $ 86       $187
     Class C...............................................   $17      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83
Pro Forma Combined
     Class A...............................................   $61      $ 80      $101       $159
     Class B...............................................   $16      $ 50      $ 86       $187
     Class C...............................................   $17      $ 53      $ 91       $197
     Class D...............................................   $ 7      $ 21      $ 37       $ 83

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B

AND CLASS C SHARES OF DEAN WITTER GLOBAL ASSET AND DEAN WITTER STRATEGIST MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Dean Witter Global Asset will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Dean Witter Global Asset or the shareholders of Dean Witter Global Asset for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF DEAN WITTER GLOBAL ASSET AND DEAN WITTER STRATEGIST


     INVESTMENT OBJECTIVES AND POLICIES. Dean Witter Global Asset and Dean Witter Strategist each are funds which allocate their assets among asset categories of equity securities, fixed-income securities and money market instruments. The investment objective of Dean Witter Global Asset is to seek long-term total return on its investments. The investment objective of Dean Witter Strategist is to maximize the total return on its investments. Both funds seek to achieve their objective through an asset allocation investment policy among asset categories of equity securities, fixed-income securities and money market instruments. Dean Witter Global Asset may invest its assets in any combination of U.S. and foreign equity, debt and money market securities and, under normal market conditions, the fund will have at least 65% of its total asset invested in securities issued in at least three separate countries (including the U.S.). Dean Witter Strategist may also invest its assets in any combination or amount of equity and debt securities and money market instruments but not more than 20% of its total assets may be invested in securities issued by foreign issuers and foreign governments and not more than 10% of its total assets may be invested in securities denominated in foreign currencies. Dean Witter Strategist is a non-diversified investment company and, as such, may invest a greater portion of its assets in the securities of a single issuer as more fully described under "Principal Risk Factors" below. The processes by which each fund allocates its assets may differ and are fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.


     The investment policies of both funds are similar; the principal differences between them are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Dean Witter Global Asset and Dean Witter Strategist are not fundamental and may be changed by their respective Boards of Trustees.


     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Dean Witter Global Asset obtains management services from InterCapital, and sub-advisory investment services from Morgan Grenfell Investment Services Limited ("Morgan Grenfell") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). Morgan Grenfell, subject to the overall supervision of the Investment Manager and the Trustees of Dean Witter Global Asset, assists the Investment Manager in determining the asset allocations of Dean Witter Global Asset, and manages the portion of Dean Witter Global Asset's portfolio invested in securities issued by issuers located outside of the Western Hemisphere. Prior to March 1998, TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of the TCW Group, Inc., served as a sub-adviser to Dean Witter Global Asset pursuant to a sub-advisory agreement between InterCapital and TCW relating to the portion of Dean Witter Global Asset's portfolio invested in securities of issuers located in Canada and Latin America. In October 1997, TCW indicated its intention to resign as sub-adviser. Prior to November 6, 1997, InterCapital informed the Board of Trustees of its intention to assume the investment management function performed by TCW. On November 6, 1997, the Board approved the submission to shareholders for approval at a special meeting of shareholders of a new Investment Management Agreement between Dean Witter Global Asset and InterCapital. The new Investment Management Agreement clarified InterCapital's ability to manage all or part of Dean Witter Global Asset's portfolio itself, rather than through a sub-adviser. Dean Witter Global Asset's shareholders approved the new Investment Management Agreement at a meeting held on February 26, 1998. TCW's resignation and the new Investment Management Agreement became effective on March 2, 1998.


     As compensation for such management services, Dean Witter Global Asset pays InterCapital monthly compensation calculated daily by applying the annual rate of 1.0% to the fund's average daily net assets. As compensation for the services provided pursuant to the Sub-Advisory Agreement between InterCapital and Morgan Grenfell, InterCapital pays Morgan Grenfell monthly compensation equal to 30% of the monthly compensation which InterCapital receives from the fund. Dean Witter Strategist also obtains investment management services from InterCapital. As compensation for such services, Dean Witter Strategist pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.60% to the fund's average daily net assets not exceeding $500 million; 0.55% to the portion of such daily net assets exceeding $500 million, but not exceeding $1 billion; 0.50% to the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.475% to the portion of such daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.45% to the portion of such daily net assets exceeding $2 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.



     Both Dean Witter Global Asset and Dean Witter Strategist have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Dean Witter Global Asset's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. In the case of Dean Witter Strategist's Class B shares, Dean Witter Strategist's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares since the implementation of the Plan on November 8, 1989 or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dean Witter Strategist's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Strategist's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Dean Witter Global Asset and Dean Witter Strategist are set forth below under "Purchases, Exchanges and Redemptions." The excess of the Distributor's expenses over the amounts it receives in annual 12b-1 fees and CDSCs is referred to by the Distributor as "carryover charges." The 12b-1 Plan of Dean Witter Strategist permits the carryover charges of Dean Witter Global Asset's Class B shares to remain as Class B carryover charges after the Reorganization and accordingly such carryover charges will become carryover charges of

Dean Witter Strategist after the Reorganization. These carryover charges do not appear as an expense or liability of either fund nor do they enter into the calculation of net asset value or 12b-1 fees of either fund.



     OTHER SIGNIFICANT FEES. Both Dean Witter Global Asset and Dean Witter Strategist pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."



     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).


     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                              CLASS B SHARES OF DEAN WITTER GLOBAL ASSET AND
      YEAR SINCE PURCHASE PAYMENT MADE                    DEAN WITTER STRATEGIST
--------------------------------------------  ----------------------------------------------
First.......................................                       5.0%
Second......................................                       4.0%
Third.......................................                       3.0%
Fourth......................................                       2.0%
Fifth.......................................                       2.0%
Sixth.......................................                       1.0%
Seventh and thereafter......................                       none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Dean Witter Strategist and Dean Witter Global Asset are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Dean Witter Strategist's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Strategist's Prospectus.

     Shares of each class of Dean Witter Global Asset and Dean Witter Strategist may be exchanged for shares of the same class of any other Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Dean Witter Global Asset and Dean Witter Strategist may be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and the five Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Dean Witter Global Asset and Dean Witter Strategist may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, and Class B shares of Dean Witter Global Asset and Dean Witter Strategist may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., all without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dean Witter Strategist).

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Dean Witter Strategist or Dean Witter Global Asset shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Dean Witter Global Asset and Dean Witter Strategist provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dean Witter Strategist, see the section entitled "Shareholder Services" in Dean Witter Strategist's Prospectus.

     Shareholders of Dean Witter Global Asset and Dean Witter Strategist may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Dean Witter Global Asset and Dean Witter Strategist offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Dean Witter Global Asset and Dean Witter Strategist may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Dean Witter Global Asset pays dividends at least once per year from the net investment income of the fund and Dean Witter Strategist pays quarterly dividends from the net investment income of the fund. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

     The net asset value of Dean Witter Strategist and Dean Witter Global Asset will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise. With respect to fixed-income securities, both funds may invest their assets in investment grade fixed-income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") (or, additionally, in the case of Dean Witter Global Asset, rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Investment Manager and/or Sub-Adviser. However, Dean Witter Global Asset may invest up to 10% of its total assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated. Fixed-income securities rated Baa by Moody's or BBB by S&P, while considered investment grade, have speculative characteristics greater than those of more highly rated bonds and fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings.

     Both funds may invest all or a portion (up to 20% for Dean Witter Strategist) of their assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Dean Witter Strategist is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940 (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the fund has qualified and intends to continue to qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

     Dean Witter Global Asset may enter into foreign currency exchange contracts as a hedge against fluctuations in future foreign exchange rates, and both funds may enter into repurchase agreements, and reverse repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions for hedging purposes, all of which involve certain special risks.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Dean Witter Global Asset and "Investment Objective and Policies" in Dean Witter Strategist's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Dean Witter Global Asset, including the Independent Trustees, having reviewed the financial position of Dean Witter Global Asset and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Dean Witter Global Asset and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Dean Witter Global Asset.

THE BOARD'S CONSIDERATION

     At a meeting held on April 30, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Dean Witter Global Asset and Dean Witter Strategist. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of Dean Witter Global Asset and Dean Witter Strategist; the compatibility of the investment objectives, policies, restrictions and portfolios of Dean Witter Global Asset and Dean Witter Strategist; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Dean Witter Global Asset and Dean Witter Strategist in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Dean Witter Global Asset considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the actual expenses per share of each corresponding class of Dean Witter Global Asset. In part, this is because the current rate of the investment management fee payable by the surviving Dean Witter Strategist fund (0.55% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Dean Witter Global Asset (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Dean Witter Global Asset was higher (for its fiscal year ended January 31, 1998) than the expense ratio for each class of Dean Witter Strategist (for the fiscal year ended July 31, 1997).

     2. Shareholders would have a continued participation in a fund with an asset allocation strategy through investment in Dean Witter Strategist, which has a similar investment objective to that of Dean Witter Global Asset.

     3. The Board also considered that the assets of Dean Witter Strategist have continued to increase and grew from approximately $1,259,304,733 at July 31, 1996 to $1,599,011,147 at July 31, 1997, its past fiscal year end. By comparison, the assets of Dean Witter Global Asset declined during its past fiscal year from approximately $65,313,790 at January 31, 1997 to $52,471,537 at January 31, 1998. The Board noted that the assets of Dean Witter Global Asset may continue to decline and considered the adverse effects that a shrinking asset base is likely to have on expenses and performance.

     4. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Dean Witter Global Asset or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.


     The Board of Trustees of Dean Witter Strategist, including a majority of the Independent Trustees of Dean Witter Strategist, also have determined that the Reorganization is in the best interests of Dean Witter Strategist and its shareholders and that the interests of existing shareholders of Dean Witter Strategist will not be diluted as a result thereof. The transaction will enable Dean Witter Strategist to acquire investment securities which are consistent with Dean Witter Strategist's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Dean Witter Strategist's portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the fee schedule. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Dean Witter Global Asset will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Dean Witter Global Asset as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dean Witter Strategist on the Closing Date in exchange for the assumption by Dean Witter Strategist of stated liabilities of Dean Witter Global Asset, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Dean Witter Global Asset prepared by the Treasurer of Dean Witter Global Asset as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Dean Witter Strategist Shares; (ii) such Dean Witter Strategist Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Dean Witter Global Asset would be dissolved; and
(iv) the outstanding shares of Dean Witter Global Asset would be canceled.

     The number of Dean Witter Strategist Shares to be delivered to Dean Witter Global Asset will be determined by dividing the aggregate net asset value of each class of shares of Dean Witter Global Asset acquired by Dean Witter Strategist by the net asset value per share of the corresponding class of shares of Dean Witter Strategist; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Dean Witter Global Asset and Dean Witter Strategist may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Dean Witter Global Asset had an aggregate net asset value (not including any Cash Reserve of Dean Witter Global Asset) of $100,000. If the net asset value per Class B share of Dean Witter Strategist were $10 per share at the close of business on the Valuation Date, the number of Class B shares to be issued would be 10,000 ($100,000 / $10). These 10,000 Class B shares of Dean Witter Strategist would be distributed to the former Class B shareholders of Dean Witter Global Asset. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Dean Witter Global Asset will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dean Witter Strategist Shares it receives. Each Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Shareholder. Accordingly, the Dean Witter Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Asset, respectively. Dean Witter Strategist will cause its transfer agent to credit and confirm an appropriate number of Dean Witter Strategist Shares to each Shareholder. Certificates for Dean Witter Strategist Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dean Witter Strategist. Shareholders who wish to receive certificates representing their Dean Witter Strategist Shares must, after receipt of their confirmations, make a written request to Dean Witter Strategist's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Dean Witter Global Asset holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Strategist Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Dean Witter Global Asset or Dean Witter Strategist. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Dean Witter Strategist to be distributed. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter Global Asset, which expenses are expected to approximate $78,000. Dean Witter Global Asset and Dean Witter Strategist will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Dean Witter Global Asset and Dean Witter Strategist. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by November 30, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Dean Witter Global Asset shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Dean Witter Global Asset that received Dean Witter Strategist Shares. Dean Witter Global Asset shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dean Witter Strategist to Shareholders of record of Dean Witter Global Asset.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Dean Witter Global Asset (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dean Witter Strategist Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Dean Witter Global Asset recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Dean Witter Global Asset at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Dean Witter Global Asset thereafter will be treated as requests for redemption of shares of Dean Witter Strategist.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Dean Witter Global Asset will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Dean Witter Global Asset's investment company taxable income for all periods since the inception of Dean Witter Global Asset through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Dean Witter Global Asset's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Dean Witter Global Asset and Dean Witter Strategist have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Dean Witter Strategist Shares received in the transaction that would reduce Shareholders' ownership of Dean Witter Strategist Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Dean Witter Global Asset shares as of the same date. Dean Witter Global Asset and Dean Witter Strategist have each further represented that, as of the Closing Date, Dean Witter Global Asset and Dean Witter Strategist will qualify as regulated investment companies.

     As a condition to the Reorganization, Dean Witter Global Asset and Dean Witter Strategist will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Dean Witter Global Asset and Dean Witter
Strategist:

     1. The transfer of substantially all of Dean Witter Global Asset's assets in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of certain stated liabilities of Dean Witter Global Asset followed by the distribution by Dean Witter Global Asset of the Dean Witter Strategist Shares to Shareholders in exchange for their Dean Witter Global Asset shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter Global Asset and Dean Witter Strategist will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Dean Witter Strategist upon the receipt of the assets of Dean Witter Global Asset solely in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities of Dean Witter Global Asset;

     3. No gain or loss will be recognized by Dean Witter Global Asset upon the transfer of the assets of Dean Witter Global Asset to Dean Witter Strategist in exchange for the Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities or upon the distribution of Dean Witter Strategist Shares to Shareholders in exchange for their Dean Witter Global Asset shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Dean Witter Global Asset for the Dean Witter Strategist Shares;

     5. The aggregate tax basis for the Dean Witter Strategist Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Dean Witter Global Asset held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Dean Witter Strategist Shares to be received by each Shareholder will include the period during which the shares in Dean Witter Global Asset surrendered in exchange therefor were held (provided such shares in Dean Witter Global Asset were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Dean Witter Global Asset acquired by Dean Witter Strategist will be the same as the tax basis of such assets to Dean Witter Global Asset immediately prior to the Reorganization; and

     8. The holding period of the assets of Dean Witter Global Asset in the hands of Dean Witter Strategist will include the period during which those assets were held by Dean Witter Global Asset.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     Dean Witter Strategist shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dean Witter Strategist and transferable without restrictions and will have no preemptive rights. Class B shares of Dean Witter Strategist, like Class B shares of Dean Witter Global Asset, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Dean Witter Strategist and Dean Witter Global Asset as of January 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                      NET ASSET
                                                                          SHARES        VALUE
                       CLASS A                           NET ASSETS     OUTSTANDING   PER SHARE
-----------------------------------------------------    ----------     -----------   ---------
Dean Witter Global Asset.............................  $       26,956        2,344     $11.50
Dean Witter Strategist...............................  $   19,436,107    1,077,245     $18.04
Combined Fund (pro forma)............................  $   19,463,063    1,078,739     $18.04

                       CLASS B
-----------------------------------------------------
Dean Witter Global Asset.............................  $   52,374,341    4,568,443     $11.46
Dean Witter Strategist...............................  $1,507,103,949   83,545,891     $18.04
Combined Fund (pro forma)............................  $1,559,478,290   86,449,125     $18.04
                                                                                      NET ASSET
                                                                          SHARES        VALUE
                       CLASS C                           NET ASSETS     OUTSTANDING   PER SHARE
-----------------------------------------------------  --------------   ----------     ------
Dean Witter Global Asset.............................  $       53,358        4,660     $11.45
Dean Witter Strategist...............................  $    3,006,533      166,851     $18.02
Combined Fund (pro forma)............................  $    3,059,891      169,812     $18.02

                       CLASS D
-----------------------------------------------------
Dean Witter Global Asset.............................  $       16,882        1,467     $11.51
Dean Witter Strategist...............................  $   57,066,917    3,160,930     $18.05
Combined Fund (pro forma)............................  $   57,083,799    3,161,865     $18.05

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Dean Witter Global Asset and Dean Witter Strategist each are funds which allocate their assets among asset categories of equity securities, fixed-income securities, and money market instruments. The investment objective of Dean Witter Global Asset is long-term total return on its investments. The investment objective of Dean Witter Strategist is to maximize the total return on its investments. Dean Witter Global Asset seeks to achieve its objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. Dean Witter Strategist seeks to achieve its objective by actively allocating its assets among major asset categories of equity securities, fixed-income securities and money market instruments.

     Dean Witter Strategist actively allocates its assets to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Within the equity sector, the fund may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Fund may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality. The money market portion of the Fund's portfolio may contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.


     Dean Witter Global Asset allocates and periodically reallocates the composition of its assets based upon an overall evaluation by the Investment Manager and Sub-Adviser of global monetary, economic and financial market trends and the anticipated relative total return on securities available in different capital markets around the world. Therefore, at any given time, the Fund's assets may be invested in any amounts of either U.S. or foreign equity or fixed-income (including money market) securities, or in any combination thereof. Under normal circumstances, the Fund will have at least 65% of its total assets invested in securities issued in at least three separate countries (including the U.S.). Within the equity sector, the fund may purchase equity securities (including convertible debt obligations and, except for certain foreign jurisdictions, convertible preferred stock) sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market. The fixed-income securities in which the fund may invest include debt securities with maturities of greater than one year, which are issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt securities and preferred stocks issued by U.S. and foreign corporations and other similar business entities. The fund may also invest in fixed-income securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (the "World Bank"). Generally, the fixed-income securities (including "convertible" securities, see below) in which the Fund may invest will be rated at the time of their purchase, BBB or better by S&P or Baa or better by

Moody's, or investment grade by a NRSRO, or which, if unrated, are deemed to be of comparable quality by the fund's Investment Manager and/or Sub-Adviser. However, the fund may invest up to 10% of its total assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated. The money market portion of the fund's portfolio may contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. and foreign government securities; domestic and foreign bank obligations; certificates of deposit issued by foreign and domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Also included within the money market sector are repurchase agreements and reverse repurchase agreements with maturities of under thirteen months.

     Both funds may invest their assets in foreign securities, including securities of foreign issuers in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") although Dean Witter Strategist may only invest up to 20% of its total assets in foreign securities and may not invest more than 10% of its total assets in securities denominated in foreign currencies; Dean Witter Global Asset has no such limitations and under normal market conditions, at least 65% of its total assets will be invested in at least three separate countries (including the U.S.). Additionally, Dean Witter Global Asset may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

     Both Dean Witter Global Asset and Dean Witter Strategist may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and may purchase and sell (write) options on the U.S. dollar which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Additionally, Dean Witter Global Asset may purchase and sell (write) options on portfolio securities denominated in foreign currencies in the manner set forth above. Both funds may write covered call options on such securities without limit, in order to hedge against the decline in the value of a security or currency (in the case of Dean Witter Global Asset) in which such security is denominated, to earn additional income and or to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% of their respective total assets. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities and, in the case of Dean Witter Global Asset on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

     Both Dean Witter Strategist and Dean Witter Global Asset may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements,
(v) enter into reverse repurchase agreements, (vi) purchase rights and warrants and (vii) invest in zero coupon securities.

     Additionally, Dean Witter Global Asset may invest in adjustable rate mortgage securities, may utilize dollar rolls as an investment technique and may invest up to 10% of its total assets in shares of other investment companies. Dean Witter Strategist's current investment policies do not permit such investments, however, Dean Witter Strategist may invest in real estate investment trusts whereas Dean Witter Global Asset may not.

     The investment policies of both Dean Witter Global Asset and Dean Witter Strategist are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Dean Witter Global Asset and Dean Witter Strategist as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Dean Witter Global Asset has a fundamental restriction that it may not, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, whereas Dean Witter Strategist is not subject to such percentage limitations due to the fact that it is a non-diversified fund and (b) Dean Witter Strategist may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets. Dean Witter Global Asset has no such limitation.

     In addition, Dean Witter Strategist has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; Dean Witter Global Asset has no such limitation.

             ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL ASSET
                           AND DEAN WITTER STRATEGIST

GENERAL

     For a discussion of the organization and operation of Dean Witter Strategist and Dean Witter Global Asset, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

     For certain financial information about Dean Witter Strategist and Dean Witter Global Asset, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, investment manager, sub-adviser (in the case of Dean Witter Global Asset) and the Distributor of Dean Witter Strategist and Dean Witter Global Asset, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Dean Witter Global Asset and Dean Witter Strategist, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Dean Witter Strategist's and Dean Witter Global Asset's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Dean Witter Strategist's and Dean Witter Global Asset's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares", "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Dean Witter Strategist's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended July 31, 1997 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Dean Witter Global Asset, see its Annual Report for its fiscal year ended January 31, 1998.

                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Dean Witter Strategist, for the year ended July 31, 1997, and Dean Witter Global Asset, for the year ended January 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Dean Witter Strategist will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Dean Witter Global Asset and Dean Witter Strategist is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dean Witter Strategist's Prospectus dated September 26, 1997, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to Dean Witter Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5654); (ii) Dean Witter Strategist's Annual Report for its fiscal year ended July 31, 1997 and its unaudited Semi-Annual Report for the six months ended January 31, 1998, accompanying this Proxy Statement and Prospectus; (iii) Dean Witter

Global Asset's Prospectus dated March 2, 1998, which Prospectus forms a part of Post-Effective Amendment No. 6 to Dean Witter Global Asset's Registration Statement on Form N-1A (File Nos. 33-56239; 811-07233); and (iv) Dean Witter Global Asset's Annual Report for the fiscal year January 31, 1998. The foregoing documents may be obtained without charge by calling (212) 392-2550 or
(800) 869-NEWS (toll-free).

     Dean Witter Global Asset and Dean Witter Strategist are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Dean Witter Global Asset and Dean Witter Strategist which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     Management of Dean Witter Global Asset knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                         By Order of the Board of Trustees

                                         Barry Fink,
                                         Secretary


June 8, 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 30th day of April, 1998, by and between DEAN WITTER STRATEGIST FUND, a Massachusetts business trust ("Dean Witter Strategist") and DEAN WITTER GLOBAL ASSET ALLOCATION FUND, a Massachusetts business trust ("Dean Witter Global Asset").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dean Witter Strategist of substantially all of the assets of Dean Witter Global Asset in exchange for the assumption by Dean Witter Strategist of all stated liabilities of Dean Witter Global Asset and the issuance by Dean Witter Strategist of shares of beneficial interest, par value $0.01 per share (the "Dean Witter Strategist Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Dean Witter Global Asset in liquidation of Dean Witter Global Asset as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF DEAN WITTER GLOBAL ASSET

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Dean Witter Global Asset agrees to assign, deliver and otherwise transfer the Dean Witter Global Asset Assets (as defined in paragraph 1.2) to Dean Witter Strategist and Dean Witter Strategist agrees in exchange therefor to assume all of Dean Witter Global Asset's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Dean Witter Global Asset the number of Dean Witter Strategist Shares, including fractional Dean Witter Strategist Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Dean Witter Global Asset Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Dean Witter Global Asset, and any deferred or prepaid expenses shown as an asset on Dean Witter Global Asset's books on the Valuation Date.

         (b) On or prior to the Valuation Date, Dean Witter Global Asset will provide Dean Witter Strategist with a list of all of Dean Witter Global Asset's assets to be assigned, delivered and otherwise transferred to Dean Witter Strategist and of the stated liabilities to be assumed by Dean Witter Strategist pursuant to this Agreement. Dean Witter Global Asset reserves the right to sell any of the securities on such list but will not, without the prior approval of Dean Witter Strategist, acquire any additional securities other than securities of the type in which Dean Witter Strategist is permitted to invest and in amounts agreed to in writing by Dean Witter Strategist. Dean Witter Strategist will, within a reasonable time prior to the Valuation Date, furnish Dean Witter Global Asset with a statement of Dean Witter Strategist's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dean Witter Strategist's investment objective, policies and restrictions. In the event that Dean Witter Global Asset holds any investments that Dean Witter Strategist is not permitted to hold, Dean Witter Global Asset will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Dean Witter Global Asset and Dean

Witter Strategist, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dean Witter Strategist with respect to such investments, Dean Witter Global Asset if requested by Dean Witter Strategist will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Dean Witter Global Asset will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dean Witter Strategist will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Dean Witter Global Asset prepared by the Treasurer of Dean Witter Global Asset as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         (b) On the Valuation Date, Dean Witter Global Asset may establish a cash reserve, which shall not exceed 5% of Dean Witter Global Asset's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Dean Witter Global Asset and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Dean Witter Global Asset to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Dean Witter Global Asset will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Dean Witter Global Asset will distribute Dean Witter Strategist Shares received by Dean Witter Global Asset pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Dean Witter Global Asset Shareholders"). Each Dean Witter Global Asset Shareholder will receive the class of shares of Dean Witter Strategist that corresponds to the class of shares of Dean Witter Global Asset currently held by that Dean Witter Global Asset Shareholder. Accordingly, the Dean Witter Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Asset, respectively. Such distribution will be accomplished by an instruction, signed by Dean Witter Global Asset's Secretary, to transfer Dean Witter Strategist Shares then credited to Dean Witter Global Asset's account on the books of Dean Witter Strategist to open accounts on the books of Dean Witter Strategist in the names of the Dean Witter Global Asset Shareholders and representing the respective pro rata number of Dean Witter Strategist Shares due such Dean Witter Global Asset Shareholders. All issued and outstanding shares of Dean Witter Global Asset simultaneously will be canceled on Dean Witter Global Asset's books; however, share certificates representing interests in Dean Witter Global Asset will represent a number of Dean Witter Strategist Shares after the Closing Date as determined in accordance with paragraph 2.3. Dean Witter Strategist will issue certificates representing Dean Witter Strategist Shares in connection with such exchange only upon the written request of a Dean Witter Global Asset Shareholder.

     1.6 Ownership of Dean Witter Strategist Shares will be shown on the books of Dean Witter Strategist's transfer agent. Dean Witter Strategist Shares will be issued in the manner described in Dean Witter Strategist's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Dean Witter Strategist Shares in a name other than the registered holder of Dean Witter Strategist Shares on Dean Witter Global Asset's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dean Witter Strategist Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Dean Witter Global Asset is and shall remain the responsibility of Dean Witter Global Asset up to and including the date on which Dean Witter Global Asset is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Dean Witter Global Asset shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Dean Witter Global Asset as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Dean Witter Global Asset shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Dean Witter Global Asset in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dean Witter Strategist or their designee and Dean Witter Strategist or its designee shall comply with applicable record retention requirements to which Dean Witter Global Asset is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the Dean Witter Global Asset Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Dean Witter Global Asset of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dean Witter Strategist's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Dean Witter Strategist Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dean Witter Strategist's then current Prospectus and Statement of Additional Information.

     2.3 The number of Dean Witter Strategist Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Dean Witter Global Asset shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dean Witter Strategist (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Dean Witter Global Asset shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing Dean Witter Strategist. Dean Witter Strategist shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Dean Witter Global Asset and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Dean Witter Strategist, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Dean Witter Global Asset to the Custodian for the account of Dean Witter Strategist on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Strategist Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dean Witter Strategist and Dean Witter Global Asset, accurate appraisal of the value of the net assets of Dean Witter Strategist or the Dean Witter Global Asset Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Dean Witter Global Asset shall deliver to Dean Witter Strategist or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Dean Witter Global Asset Shareholders and the number and percentage ownership of outstanding Dean Witter Global Asset shares owned by each such Dean Witter Global Asset Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Dean Witter Global Asset Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dean Witter Strategist shall issue and deliver to such Secretary a confirmation evidencing delivery of Dean Witter Strategist Shares to be credited on the Closing Date to Dean Witter Global Asset or provide evidence satisfactory to Dean Witter Global Asset that such Dean Witter Strategist Shares have been credited to Dean Witter Global Asset's account on the books of Dean Witter Strategist. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF DEAN WITTER STRATEGIST AND DEAN WITTER GLOBAL ASSET

     4.1 Except as otherwise expressly provided herein with respect to Dean Witter Global Asset, Dean Witter Strategist and Dean Witter Global Asset each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Dean Witter Strategist will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dean Witter Strategist Shares ("Registration Statement"). Dean Witter Global Asset will provide Dean Witter Strategist with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Dean Witter Global Asset will further provide Dean Witter Strategist with such other information and documents relating to Dean Witter Strategist as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Dean Witter Global Asset will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Dean Witter Global Asset will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dean Witter Strategist will furnish Dean Witter Global Asset with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dean Witter Strategist as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Dean Witter Global Asset will assist Dean Witter Strategist in obtaining such information as Dean Witter Strategist reasonably requests concerning the beneficial ownership of Dean Witter Global Asset shares.

     4.5 Subject to the provisions of this Agreement, Dean Witter Strategist and Dean Witter Global Asset will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Dean Witter Global Asset shall furnish or cause to be furnished to Dean Witter Strategist within 30 days after the Closing Date a statement of Dean Witter Global Asset's assets and liabilities as of the Closing Date, which statement shall be certified by Dean Witter Global Asset's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Dean Witter Global Asset shall furnish Dean Witter Strategist, in such form as is reasonably satisfactory to Dean Witter Strategist, a statement certified by Dean Witter Global Asset's Treasurer of Dean Witter Global Asset's earnings and profits for Federal income tax purposes that will be carried over to Dean Witter Strategist pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Dean Witter Global Asset (a) shall prepare and file all Federal and other tax returns and reports of Dean Witter Global Asset required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Dean Witter Strategist agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Dean Witter Strategist represents and warrants to Dean Witter Global Asset as follows:

         (a) Dean Witter Strategist is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Dean Witter Strategist have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dean Witter Strategist are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Strategist is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Strategist conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Strategist is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dean Witter Strategist's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Strategist is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Strategist or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Strategist knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended July 31, 1997, of Dean Witter Strategist certified by Price Waterhouse LLP (copies of which have been furnished to Dean Witter Global Asset), fairly present, in all material respects, Dean Witter Strategist's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Dean Witter Strategist (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Dean Witter Strategist Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Strategist's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Strategist does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dean Witter Strategist, and this Agreement constitutes a valid and binding obligation of Dean Witter Strategist enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Strategist's performance of this Agreement;

         (j) Dean Witter Strategist Shares to be issued and delivered to Dean Witter Global Asset, for the account of the Dean Witter Global Asset Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dean Witter Strategist Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Strategist's current Prospectus incorporated by reference in the Registration Statement;

         (k) All material Federal and other tax returns and reports of Dean Witter Strategist required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Strategist to continue to meet the requirements of Subchapter M of the Code;

         (m) Since July 31, 1997 there has been no change by Dean Witter Strategist in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Dean Witter Strategist for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dean Witter Strategist) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Dean Witter Global Asset represents and warrants to Dean Witter Strategist as follows:

         (a) Dean Witter Global Asset is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Global Asset is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Dean Witter Global Asset have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Dean Witter Global Asset are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Global Asset is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Global Asset conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Global Asset is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Dean Witter Global Asset's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Global Asset is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Global Asset or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Global Asset knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Dean Witter Global Asset for the year ended January 31, 1998, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Dean Witter Strategist) fairly present, in all material respects, Dean Witter Global Asset's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Dean Witter Global Asset (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Dean Witter Global Asset has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Dean Witter Global Asset are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Asset's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Global Asset does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dean Witter Strategist pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Dean Witter Global Asset, and subject to the approval of Dean Witter Global Asset's shareholders, this Agreement constitutes a valid and binding obligation of Dean Witter Global Asset, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Global Asset's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Dean Witter Global Asset required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Global Asset's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Global Asset has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Global Asset to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Dean Witter Global Asset will have good and valid title to the Dean Witter Global Asset Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Dean Witter Global Asset which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dean Witter Strategist will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Dean Witter Global Asset's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dean Witter Strategist Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Dean Witter Global Asset for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Dean Witter Global Asset will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Dean Witter Global Asset has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Dean Witter Global Asset is not acquiring Dean Witter Strategist Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL ASSET

     The obligations of Dean Witter Global Asset to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Strategist of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Dean Witter Strategist contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Dean Witter Strategist shall have delivered to Dean Witter Global Asset a certificate of its President and Treasurer, in a form reasonably satisfactory to Dean Witter Global Asset and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Strategist made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Global Asset shall reasonably request;

     6.3 Dean Witter Global Asset shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter Strategist, dated as of the Closing Date, to the effect that:

         (a) Dean Witter Strategist is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Strategist and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Global Asset, is a valid and binding obligation of Dean Witter Strategist enforceable against Dean Witter Strategist in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dean Witter Strategist Shares to be issued to Dean Witter Global Asset Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Dean Witter Strategist's Prospectus), and no shareholder of Dean Witter Strategist has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Strategist's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Strategist of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dean Witter Strategist's 12b-1 plan of distribution from those described in Dean Witter Strategist's Prospectus and Statement of Additional Information dated September 26, 1997.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER STRATEGIST

     The obligations of Dean Witter Strategist to complete the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Global Asset of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Dean Witter Global Asset contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Dean Witter Global Asset shall have delivered to Dean Witter Strategist at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dean Witter Strategist and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Global Asset made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Strategist shall reasonably request;

     7.3 Dean Witter Global Asset shall have delivered to Dean Witter Strategist a statement of the Dean Witter Global Asset Assets and its liabilities, together with a list of Dean Witter Global Asset's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Dean Witter Global Asset;

     7.4 Dean Witter Global Asset shall have delivered to Dean Witter Strategist within three business days after the Closing a letter from Price Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Dean Witter Global Asset for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Dean Witter Global Asset for the periods covered thereby, (b) for the period from January 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from January 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Dean Witter Global Asset would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Dean Witter Strategist shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter Global Asset, dated as of the Closing Date to the effect that:

         (a) Dean Witter Global Asset is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Global Asset is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Global Asset and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Strategist, is a valid and binding obligation of Dean Witter Global Asset enforceable against Dean Witter Global Asset in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Global Asset's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Global Asset of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Dean Witter Global Asset Assets shall include no assets that Dean Witter Strategist, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER STRATEGIST AND DEAN WITTER GLOBAL ASSET

     The obligations of Dean Witter Global Asset and Dean Witter Strategist hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Dean Witter Global Asset in accordance with the provisions of Dean Witter Global Asset's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dean Witter Strategist;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dean Witter Strategist or Dean Witter Global Asset to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dean Witter Strategist or Dean Witter Global Asset;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Dean Witter Global Asset shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Dean Witter Global Asset Shareholders all of Dean Witter Global Asset's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Dean Witter Strategist and Dean Witter Global Asset, which opinion may be relied upon by the shareholders of Dean Witter Global Asset, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of substantially all of Dean Witter Global Asset's assets in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of certain stated liabilities of Dean Witter Global Asset followed by the distribution by Dean Witter Global Asset of Dean Witter Strategist Shares to the Dean Witter Global Asset Shareholders in exchange for their Dean Witter Global Asset shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Dean Witter Global Asset and Dean Witter Strategist will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Dean Witter Strategist upon the receipt of the assets of Dean Witter Global Asset solely in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities of Dean Witter Global Asset;

         (c) No gain or loss will be recognized by Dean Witter Global Asset upon the transfer of the assets of Dean Witter Global Asset to Dean Witter Strategist in exchange for Dean Witter Strategist Shares and the assumption by Dean Witter Strategist of the stated liabilities or upon the distribution of Dean Witter Strategist Shares to the Dean Witter Global Asset Shareholders in exchange for their Dean Witter Global Asset shares;

         (d) No gain or loss will be recognized by the Dean Witter Global Asset Shareholders upon the exchange of the Dean Witter Global Asset shares for Dean Witter Strategist Shares;

         (e) The aggregate tax basis for Dean Witter Strategist Shares received by each Dean Witter Global Asset Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Dean Witter Global Asset Shares held by each such Dean Witter Global Asset Shareholder immediately prior to the Reorganization;

         (f) The holding period of Dean Witter Strategist Shares to be received by each Dean Witter Global Asset Shareholder will include the period during which the Dean Witter Global Asset Shares surrendered in exchange therefor were held (provided such Dean Witter Global Asset Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Dean Witter Global Asset acquired by Dean Witter Strategist will be the same as the tax basis of such assets to Dean Witter Global Asset immediately prior to the Reorganization; and

         (h) The holding period of the assets of Dean Witter Global Asset in the hands of Dean Witter Strategist will include the period during which those assets were held by Dean Witter Global Asset.

     Notwithstanding anything herein to the contrary, neither Dean Witter Strategist nor Dean Witter Global Asset may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Dean Witter Strategist shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Dean Witter Global Asset shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.


         (b) In the event the transactions contemplated herein are not consummated by reason of Dean Witter Global Assets being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dean Witter's Global Asset's obligations specified in this Agreement), Dean Witter Global Asset's only obligations hereunder shall be to reimburse Dean Witter Strategist for all reasonable out-of-pocket fees and expenses incurred by Dean Witter Strategist in connection with those transactions.


         (c) In the event the transactions contemplated herein are not consummated by reason of Dean Witter Strategist being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dean Witter Strategist's obligations specified in this Agreement), Dean Witter Strategist's only obligation hereunder shall be to reimburse Dean Witter Global Asset for all reasonable out-of-pocket fees and expenses incurred by Dean Witter Global Asset in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Dean Witter Global Asset hereunder shall not survive the dissolution and complete liquidation of Dean Witter Global Asset in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

          (a) by the mutual written consent of Dean Witter Global Asset and Dean Witter Strategist;


          (b) by either Dean Witter Strategist or Dean Witter Global Asset by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before November 30, 1998; or


          (c) by either Dean Witter Strategist or Dean Witter Global Asset, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Dean Witter Global Asset shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Strategist or Dean Witter Global Asset, or the trustees or officers of Dean Witter Strategist or Dean Witter Global Asset, to any other party or its trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Strategist or Dean Witter Global Asset, or the trustees or officers of Dean Witter Strategist or Dean Witter Global Asset, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Dean Witter Global Asset's shareholders called by Dean Witter Global Asset pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Dean Witter Strategist Shares to be issued to the Dean Witter Global Asset Shareholders under this Agreement to the detriment of such Dean Witter Global Asset Shareholders without their further approval.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Dean Witter Strategist hereunder are solely those of Dean Witter Strategist. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Strategist shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter Strategist and signed by authorized officers of Dean Witter Strategist acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Dean Witter Global Asset hereunder are solely those of Dean Witter Global Asset. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Global Asset shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter Global Asset and signed by authorized officers of Dean Witter Global Asset acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                  DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                  By:       /s/ CHARLES A. FIUMEFREDDO
                                     -------------------------------------------
                                      Name: Charles A. Fiumefreddo
                                      Title: President

                                  DEAN WITTER STRATEGIST FUND

                                  By:             /s/ BARRY FINK
                                     -------------------------------------------
                                      Name: Barry Fink
                                      Title: Vice President

                          DEAN WITTER STRATEGIST FUND

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information relates to the shares of Dean Witter Strategist Fund ("Dean Witter Strategist") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 30, 1998, between Dean Witter Strategist and Dean Witter Global Asset Allocation Fund ("Dean Witter Global Asset) in connection with the acquisition by Dean Witter Strategist of substantially all of the assets, subject to stated liabilities, of Dean Witter Global Asset. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read
in conjunction with the related Proxy Statement and Prospectus, dated June   ,
1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Dean Witter Strategist at Two World Trade Center, New York, New York 10048 or by calling (212) 392-2550 or (800) 896-NEWS (TOLL FREE). Please retain this document for future reference.

     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JUNE   , 1998.

              PROSPECTUS
              SEPTEMBER 26, 1997

              Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company, the objective of which is to maximize the total return on its investments. The Fund seeks to achieve its investment objective by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments. See "Investment Objective and Policies."

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated September 26, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/10
Investment Objective and Policies/10
  Risk Considerations/14
Investment Restrictions/18
Purchase of Fund Shares/18
Shareholder Services/30
Redemptions and Repurchases/33
Dividends, Distributions and Taxes/34
Performance Information/35
Additional Information/35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Strategist Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end, non-diversified management investment company. The Fund invests in equity securities, fixed-income securities and money market instruments in portions determined by the Investment Manager to best enable the Fund to maximize the total return on a shareholder's investment.
----------------------------------------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four
Offered          Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-29).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is to maximize the total return on its investments.
Objective
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
Manager          subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $99.5 billion at August 31, 1997 (see page 10).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.60% of daily net
Fee              assets on assets not exceeding $500 million, scaled down at various asset levels to 0.475%
                 on daily net assets exceeding $1.5 billion (see page 10).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B, and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 18, 22 and 27).

--------------------------------------------------------------------------------

                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of (i) 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares since implementation of the 12b-1 Plan on November 8, 1989 or (b) the average daily net assets of Class B attributable to shares issued since implementation of the 12b-1 Plan, plus (ii)
                 0.25% of the average daily net assets of Class B attributable to shares issued prior to implementation of the 12b-1 Plan. All shares of the Fund held prior to July 28, 1997
                 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and the shares held by certain employee benefit plans established by Dean
                 Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares which were purchased prior to November 8, 1989 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) and shares held by those employee benefit plans prior to July
                 28, 1997 have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).

                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18 and 27).

                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 18 and 27).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income are paid quarterly and distributions from net capital
and              gains, if any, are paid at least once per year. The Fund may, however, determine to retain
Capital Gains    all or part of any net long-term capital gains in any year for reinvestment. Dividends and
Distributions    capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 34).
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 33).
----------------------------------------------------------------------------------------------------------
Special          The net asset value of the Fund's shares will fluctuate with changes in the market value
Risk             of its portfolio securities. The level of income payable to the investor will vary
Considerations   depending upon the market allocation determined by the Fund's Investment Manager and with various market determinants such as interest rates. The Fund may make various investments and may engage in various investment strategies including option and futures transactions, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, foreign securities and repurchase agreements (pages 10-18). The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (see page 17).
----------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended July 31, 1997.

                                                         CLASS A   CLASS B   CLASS C   CLASS D
                                                         -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................   5.25%(1)  None      None      None
Sales Charge Imposed on Dividend Reinvestments.........   None      None      None      None
Maximum Contingent Deferred Sales Charge (as a
  percentage of original purchase price or redemption
  proceeds)............................................   None(2)   5.00%(3)  1.00%(4)  None
Redemption Fees........................................   None      None      None      None
Exchange Fee...........................................   None      None      None      None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees........................................   0.56%     0.56%     0.56%     0.56%
12b-1 Fees (5) (6).....................................   0.25%     0.90%(7)  1.00%     None
Other Expenses.........................................   0.11%     0.11%     0.11%     0.11%
Total Fund Operating Expenses (8)......................   0.92%     1.57%     1.67%     0.67%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").

(7) THE 12b-1 FEE HAS BEEN RESTATED TO REFLECT WHAT THE FEE WOULD HAVE BEEN IF THE SHARES THAT WERE DESIGNATED CLASS D SHARES ON JULY 28, 1997 HAD NOT BEEN INCLUDED IN THE FUND DURING THE FISCAL YEAR ENDED JULY 31, 1997. THE ACTUAL 12b-1 FEE WAS 0.89%.

(8) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

                                                                                                                    10
EXAMPLES                                                                            1 YEAR    3 YEARS   5 YEARS    YEARS
----------------------------------------------------------------------------------  -------   -------   -------   -------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
 annual return and (2) redemption at the end of each time period:
    Class A.......................................................................  $   61    $   80    $  101    $  159
    Class B.......................................................................  $   66    $   80    $  106    $  187
    Class C.......................................................................  $   27    $   53    $   91    $  197
    Class D.......................................................................  $    7    $   21    $   37    $   83

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................  $   61    $   80    $  101    $  159
    Class B.......................................................................  $   16    $   50    $   86    $  187
    Class C.......................................................................  $   17    $   53    $   91    $  197
    Class D.......................................................................  $    7    $   21    $   37    $   83

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                                FOR THE PERIOD
                                                                                                                 OCTOBER 31,
                                                      FOR THE YEAR ENDED JULY 31                                    1988*
                                ---------------------------------------------------------------------------        THROUGH
CLASS B SHARES                  1997**    1996      1995      1994      1993      1992      1991      1990       JULY 31, 1989
                                ------   ------    ------    ------    ------    ------    ------    ------      -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
 of period................      $16.02   $15.87    $14.43    $14.59    $14.39    $13.09    $11.65    $11.37          $9.45
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Net investment income.....        0.39     0.30      0.34      0.30      0.26      0.27      0.27      0.23           0.38
Net realized and
 unrealized gain..........        4.10     1.43      1.86      0.22      0.81      1.27      1.50      0.55           1.84
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Total from investment
 operations...............        4.49     1.73      2.20      0.52      1.07      1.54      1.77      0.78           2.22
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Less dividends and
 distributions from:
   Net investment
   income.................       (0.36)   (0.32)    (0.29)    (0.26)    (0.31)    (0.24)    (0.26)    (0.29)         (0.30)
   Net realized gain......       (1.40)   (1.26)    (0.47)    (0.42)    (0.56)       --     (0.07)    (0.21)            --
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Total dividends and
 distributions............       (1.76)   (1.58)    (0.76)    (0.68)    (0.87)    (0.24)    (0.33)    (0.50)         (0.30)
                                ------   ------    ------    ------    ------    ------    ------    ------         ------
Net asset value, end of
 period...................      $18.75   $16.02    $15.87    $14.43    $14.59    $14.39    $13.09    $11.65         $11.37
                                ======   ======    ======    ======    ======    ======    ======    ======         ======

TOTAL INVESTMENT
 RETURN+..................       29.73%   11.47%    16.05%     3.53%     7.59%    11.88%    15.67%     7.21%         23.76%(1)

RATIOS TO AVERAGE NET
 ASSETS:
Expenses..................        1.56%    1.58%     1.63%     1.62%     1.62%     1.63%     1.59%     1.53%          0.97%(2)(3)
Net investment income.....        2.29%    1.88%     2.35%     2.03%     1.90%     2.19%     2.37%     2.39%          6.00%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions..............      $1,541   $1,259      $878      $806      $783      $441      $238      $196            $48
Portfolio turnover rate...         158%     174%      179%       90%       98%       79%      140%      101%            70%(1)
Average commission rate
 paid.....................     $0.0595  $0.0597        --        --        --        --        --        --             --

------------

     *    COMMENCEMENT OF OPERATIONS.

     ** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES WHICH WERE PURCHASED PRIOR TO NOVEMBER 8, 1989 (AND WITH RESPECT TO SUCH SHARES, CERTAIN SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (COLLECTIVELY THE "OLD SHARES")) AND SHARES HELD BY CERTAIN EMPLOYEE BENEFIT PLANS ESTABLISHED BY DEAN WITTER REYNOLDS INC., AND ITS AFFILIATE, SPS TRANSACTION SERVICES, INC., HAVE BEEN DESIGNATED CLASS B SHARES. THE OLD SHARES AND SHARES HELD BY THOSE EMPLOYEE BENEFIT PLANS PRIOR TO JULY 28, 1997 HAVE BEEN DESIGNATED CLASS D SHARES.

     + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

     (1)  NOT ANNUALIZED.

     (2)  ANNUALIZED.

     (3) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.48% AND 5.48%, RESPECTIVELY.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS A SHARES                                                           JULY 31, 1997
                                                                         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         5.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $79
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======
TOTAL INVESTMENT RETURN+..............................................         1.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.67%(2)
Net investment income.................................................         4.38%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $114
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

------------

*    THE DATE SHARES WERE FIRST ISSUED.

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS D SHARES                                                           JULY 31, 1997
                                                                        ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 18.40
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         0.34
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Net asset value, end of period........................................      $ 18.75
                                                                            =======

TOTAL INVESTMENT RETURN+..............................................         1.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.67%(2)
Net investment income.................................................         5.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $57,938
Portfolio turnover rate...............................................          158%
Average commission rate paid..........................................      $0.0595

------------
 * THE DATE SHARES WERE FIRST ISSUED. SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO JULY 28, 1997 (THE DATE THE FUND CONVERTED TO A MULTIPLE CLASS SHARE STRUCTURE) SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF CLASS B TO OBTAIN THE HISTORICAL PER SHARE DATA AND RATIO INFORMATION OF THEIR SHARES.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Strategist Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 5, 1988.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $95.9 billion as of August 31, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs, manage the investment of the Fund's assets and determine the allocations of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.60% of the portion of the Fund's net assets not exceeding $500 million, scaled down at various asset levels to 0.475% on the portion of the Fund's net assets exceeding $1.5 billion. For the fiscal year ended July 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.56% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.56% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Fund's shareholders. In seeking to achieve its objective, the Fund actively allocates assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Fund will be achieved.

    The achievement of the Fund's investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

    To facilitate reallocation of the Fund's assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager employs transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Fund's assets invested in fixed-income securities and a concomitant decrease in that portion of the Fund's assets invested in equity securities is timely, the Fund might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's Corporation ("S&P") 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Fund's asset reallocations. See below for a discussion of futures transactions.

    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Fund may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Fund may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Fund may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") (while bonds rated Baa by Moody's are considered investment grade, they have speculative characteristics as well) or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). U.S. Government securities which may be purchased include zero coupon securities. In addition, the Fund may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Fund may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.

    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments. The money market portion of the Fund's portfolio will contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. For a discussion of the risks of investing in Eurodollar certificates of deposit, see "Risk Considerations--Foreign Securities" below.

    FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currency. With regard to foreign fixed-income securities, the Investment Manager believes that in many instances such securities may provide higher yields than similar securities of domestic issuers. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. For a discussion of the risks of investing in repurchase agreements, see "Risk Considerations" below.

    PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. For a discussion of the risks of investing in private placements, see "Risk Considerations" below.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    OPTIONS. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date). See "Options and Futures Transactions-- Covered Call Writing" in the Statement of Additional Information.

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. See "Options and Futures Transactions--Covered Put Writing" in the Statement of Additional Information.

    PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    STOCK INDEX OPTIONS. The Fund may purchase and write options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Stock Index Options" and "Risks of Options on Indexes" in the Statement of Additional Information.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate futures") and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index futures") and the Moody's Investment-Grade Corporate Bond Index ("bond index futures"). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. As noted above, the Fund may also engage in futures transactions to facilitate reallocation of the Fund's assets. The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. See "Options and Futures Transactions--Futures Contracts" and "Options on Futures Contracts" in the Statement of Additional Information.

    For a discussion of the risks of options and futures transactions, see "Risk Considerations" below and "Options and Futures Transactions" in the Statement of Additional Information.
                            ------------------------

    The Fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, may purchase securities on a "when, as and if issued" basis, may lend its portfolio securities, and may enter into reverse repurchase agreements, as discussed under "Risk Considerations" below.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various determinants such as interest rates.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    PRIVATE PLACEMENTS. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.

    Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940 (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages twenty-three funds and fund portfolios, with approximately $27.8 billion in assets as of August 31, 1997. Mark Bavoso, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since January, 1994, and has been a portfolio manager at InterCapital for over five years.

    Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.

    It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 200% in any one year. The

Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Strategist Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer

Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                 ---------------------------------------------------------------------
CLASS              SALES CHARGE               12b-1 FEE           CONVERSION FEATURE
--------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales              0.25%                No
          charge reduced for purchases
          of $25,000 and over; shares
          sold without an initial sales
          charge generally subject to a
          1.0% CDSC during first year.
--------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the             1.0%   B shares convert to A shares
          first year decreasing to 0                      automatically after
          after six years                                 approximately ten years
--------------------------------------------------------------------------------------
  C       1.0% CDSC during first year              1.0%                 No
--------------------------------------------------------------------------------------
  D                    None                       None                  No
--------------------------------------------------------------------------------------

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus
(ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........             None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............             None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares which were purchased prior to November 8, 1989 (and, with respect to such shares, including such proportion of shares acquired through reinvestment of dividends and capital gains distributions as the total number of shares acquired prior to such date bears to the total number of Fund shares purchased and owned by a shareholder (collectively, the "Old Shares")) and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase.
The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. The Old Shares and shares held by the employee benefit plans referred to in clause (iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the 12b-1 Plan. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended July 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $12,491,604, which amount is equal to 0.89% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clauses (i)(a) and (ii) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than the Old Shares and shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. For the fiscal period July 28 through July 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1 and $6, respectively, which amounts on an annualized basis are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The

Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $37,067,710 at July 31, 1997, which was equal to 2.38% of the net assets of Class B on such date. Of this amount, $13,444,602 represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees). When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectus for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.
O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section  403(b)(7) of the

Internal Revenue Code) whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term capital gains or losses. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains.
Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (e.g., mutual fund performance rankings of Lipper Analytical Services, Inc.; S&P 500 stock index; Dow Jones and Company, Inc. Industrial Average).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
Dean Witter S&P 500 Index Fund                      Strategist Series
ASSET ALLOCATION FUNDS                              Utilities Series
Dean Witter Strategist Fund                         Value-Added Market Series
Dean Witter Global Asset Allocation Fund            Global Equity Series
ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

                                    DEAN WITTER
Dean Witter                         STRATEGIST
Strategist Fund                     FUND
Two World Trade Center
New York, New York 10048
TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                       PROSPECTUS -- SEPTEMBER 26, 1997

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 19, 1998


    The undersigned shareholder of Dean Witter Global Asset Allocation Fund does hereby appoint BARRY FINK, ROBERT M. SCANLAN and JOSEPH MCALINDEN and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Dean Witter Global Asset Allocation Fund to be held on August 19, 1998, in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]     PLEASE MARK BOXES
        IN BLACK OR BLUE INK

The Proposal:

                                                  FOR      AGAINST    ABSTAIN
Approval of the Agreement and Plan of             [ ]        [ ]        [ ]
Reorganization, dated as of April 30, 1998,
pursuant to which substantially all of the
assets

of Dean Witter Global Asset Allocation Fund would be combined with those of Dean Witter Strategist Fund and shareholders of Dean Witter Global Asset Allocation Fund would become shareholders of Dean Witter Strategist Fund receiving shares in Dean Witter Strategist Fund with a value equal to the value of their holdings in Dean Witter Global Asset Allocation Fund.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                                                Date
                                                     ---------------------------
                                         Please make sure to sign and date this
                                         Proxy using black or blue ink.


                                         ---------------------------------------
                                             Shareholder sign in the box above


                                         ---------------------------------------
                                         Co-Owner (if any) sign in the box above

================================================================================
                          PLEASE DETACH AT PERFORATION



                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND


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                                   IMPORTANT
                     PLEASE SEND IN YOUR PROXY......TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
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